Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of M/I Schottenstein Homes, Inc. (the "Company") of Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip G. Creek, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)   The Report fully complies with the requirements of the section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Phillip G. Creek	Date: August 14, 2003

Phillip G. Creek
Senior Vice President, Chief Financial
Officer and Treasurer